SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: March 3, 2005 (Date of earliest event reported)

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

OREGON	000-25597	93-1261319
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification Number)

200 SW Market Street, Suite 1900
Portland, Oregon 97201
(address of Principal Executive Offices)(Zip Code)

(503) 546-2491
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure.

        On Thursday, March 3, 2005, beginning at 8:00 a.m. Eastern Time, Umpqua Holdings Corporation Chief Financial Officer Daniel A. Sullivan will give a presentation of Umpqua's business strategies and financial performance at Keefe, Bruyette & Woods' 2005 Regional Bank Conference in Boston, Massachusetts.

        The presentation is available via live web cast-individuals may register to listen to the web cast at http://www.kbw.com/regionalConference.htm.

        A copy of the investor presentation is attached as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

99.1 Investor Presentation

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this reported to be signed on its behalf of the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION
(Registrant)

Dated: March 2, 2005	By: /s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary

EXHIBIT 99.1

UMPQUA HOLDINGS

CORPORATION

Parent Company for:

UMPQUA BANK

STRAND ATKINSON WILLIAMS & YORK

Safe Harbor Statement

During the course of this presentation, we may make forward-looking statements regarding future events or the future financial performance of the Company. We wish to caution you that such forward-looking statements are just predictions subject to certain risks and uncertainties that could cause actual events or results to materially differ, either better or worse, from those projected. A discussion of risk factors that may affect the actual outcomes relating to such forward-looking statements and the Company's results of operations in general is included in the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

UMPQUA HOLDINGS CORPORATION

Value Proposition: “to differentiate”

- EMBRACE “Retail Philosophy”
- CREATE unique customer experience
- MEASURE quality service program
- DEVELOP the Umpqua culture

VIDEO

UMPQUA HOLDINGS
CORPORATION

Growth Strategy

- Increase market share in existing markets
- DeNovo expansion into new markets
- Pursue acquisition opportunities

Growth History Total Assets ($ Millions)



HBEK Purchase
7/04
CEBC Purchase
11/02
LBB & IFN Purchase
12/01
VRB Purchase
12/00
SAWY Purchase
11/99
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
1994
1995
1996
1997
1998
1999
1Q 00
2Q 00
3Q 00
4Q 00
1Q 01
2Q 01
3Q 01
4Q 01
1Q 02
2Q 02
3Q 02
4Q 02
1Q 03
2Q 03
3Q 03
4Q 03
1Q 04
2Q 04
3Q 04
4Q 04

Historical Total Assets before restatements for poolings.

UMPQUA HOLDINGS CORPORATION

Umpqua Today

Today Umpqua Bank is the largest community bank headquartered in the Northwest, with $4.9 billion in assets, 93 stores throughout Oregon, Northern California and Southwest Washington…

UMPQUA HOLDINGS
CORPORATION


WASHINGTON
OREGON
CALIFORNIA
Vancouver
Portland
Beaverton
Tualatin
Milwaukie
Oregon City
101
Salem
Newport
Waldport
Corvallis
Albany
Lebanon
Sweet Home
5
Springfield
Eugene
Bend
Reedsport
Cottage Grove
North Bend
Coos Bay
Sutherlin
Coquille
Winston
Roseburg
Myrtle Pt.
Myrtle Creek
Bandon
Glendale
Canyonville
Merlin
Grants Pass
Rogue River
Medford
Central Pt.
Phoenix
Talent
Ashland
Brookings/
Harbor
5
McKinleyville
Willow Creek
Weaverville
Arcata
Eureka Main
Eureka Henderson
Center
Redding
Fortuna
Red Bluff
Los Molinos
Garberville
Orland
Chico
Willows
Ukiah
Yuba City
Colusa
Marysville
80
101
Wheatland
Arbuckle
Lincoln
Roseville
Woodland
Sacramento
Napa

2004

93 Stores

Total Assets
$5 Billion

Market Capitalization
$1.1 Billion

The Future

- Perpetuate the "Never Ending Story"
- Take Advantage of Unique Opportunity
  - Build an Institution of Significance
- Create Shareholder Value

Earnings Per Share Growth

(Fully Diluted / Before Merger Costs)


$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004

* Q4 2004 includes $0.08 gain on sale of discontinued operation, net of tax

UMPQUA HOLDINGS CORPORATION

Umpqua Holdings Financial Overview

Revenue Per Share



$6
$5
$4
$3
$2
$1
$0
$3.67
$4.23
$4.99
$5.36
$5.68
*
2000
2001
2002
2003
2004

* 2004 Includes $0.15 gain on sale of discontinued operation

UMPQUA HOLDINGS
CORPORATION

Revenue/Expense Growth Rates



Revenue
Expense
250
200
150
100
50
0
CAGR = 31%
CAGR = 27%
2000
2001
2002
2003
2004

UMPQUA HOLDINGS CORPORATION

Non Interest Income (000's)


Service Charges & Other
Brokerage
Mortgage Banking
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
2000
2001
2002
2003
2004

Excludes security gains and gain on sale of discontinued operation in 2004.

UMPQUA HOLDINGS CORPORATION

Loan Growth


CRE
C & I
RE
Commercial
Other
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
2000
2001
2002
2003
2004

UMPQUA HOLDINGS
CORPORATION

High Quality Loan Portfolio

($ Millions)	2002	2003	2004
Allowance/ Total Loans	1.39%	1.27%	**1.31%**
Total $ In Allowance	$24.7	$25.4	**$45.6**
Net Charge-Offs	0.20%	0.21%	**0.17%**
NPL to Total Loans	1.03%	0.57%	**0.65%**

Asset Sensitive

- Umpqua is “asset sensitive”
- Assets re-pricing with prime change

Within 30 days	$1.4 Billion
Within 1 year	$2.2 Billion

Net Interest Margin 2004



Prime
Bank
5.50
5.30
5.10
4.90
4.70
4.50
4.30
4.10
3.90
3.70
3.50
Jan.04
Feb.04
Mar.04
Apr.04
May.04
Jun.04
Jul.04
Aug.04
Sep.04
Oct.04
Nov.04
Dec.04

UMPQUA HOLDINGS
CORPORATION

Operating Income * Annual ($000)


$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
2000
2001
2002
2003
2004

* Excludes merger related costs, net of tax

2004 Includes gain on sale of discontinued operation of $3,375 after tax.

UMPQUA HOLDINGS CORPORATION

Quality of Earnings/Core Bank EPS Growth



Bank
Mortgage
1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
EPS
1.36
1.13
0.94
0.09
0.17
0.061
0.11
0.04
2001
2002
2003
2004

Excludes security gains and discontinued operations

UMPQUA HOLDINGS CORPORATION

2004 Achievements

- Successful integration of Humboldt Bancorp
- Operating Earnings per share – up 13%
- Non-performing loans at 0.65% of loans
- Net charge-offs at 0.17% of loans

2004 Achievements

- Same store sales at 10%
- Total organic loan growth of 20%
- New store design rolled out
- Market cap exceeds $1 Billion
- Culture now stronger and ready for additional growth

UMPQUA HOLDINGS
CORPORATION

Parent Company for:

UMPQUA BANK

STRAND
ATKINSON
WILLIAMS &
YORK